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[LOGO] Lincoln                              Multi-Fund(R) 5 Individual                               The Lincoln National Life
       Financial Group(R)                  Variable Annuity Application                                  Insurance Company
                                                                                                        Fort Wayne, Indiana
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      Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

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1a Contract Owner  Maximum age of Contract Owner is 90.
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                                                               Social Security number/TIN [ | | ]-[ | ]-[ | | | ]
------------------------------------------------------------
Full legal name or trust name*
                                                               Date of birth [ | ] [ | ] [ | ]   [ ] Male   [ ] Female
                                                                             Month  Day   Year
------------------------------------------------------------
Street address

                                                               Home telephone number [ | | ] [ | | ]-[ | | | ]
------------------------------------------------------------
City                            State          ZIP
                                                               Date of trust* [ | ] [ | ] [ | ]  Is trust revocable?*
                                                                              Month  Day   Year
------------------------------------------------------------                                     [ ] Yes   [ ] No
Trustee name*
                                                               *This information is required for trusts.

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1b Joint Contract Owner  Maximum age of Joint Contract Owner is 90.
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                                                               Social Security number     [ | | ]-[ | ]-[ | | | ]
------------------------------------------------------------
Full legal name
                                                               Date of birth [ | ] [ | ] [ | ]   [ ] Male   [ ] Female
                                                                             Month  Day   Year   [ ] Spouse [ ] Non-Spouse

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2a Annuitant  (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.) Maximum age of Annuitant is 90.
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                                                               Social Security number     [ | | ]-[ | ]-[ | | | ]
------------------------------------------------------------
Full legal name
                                                               Date of birth [ | ] [ | ] [ | ]   [ ] Male   [ ] Female
                                                                             Month  Day   Year
------------------------------------------------------------
Street address
                                                               Home telephone number [ | | ] [ | | ]-[ | | | ]
------------------------------------------------------------
City                            State          ZIP

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2b Contingent Annuitant  Maximum age of Contingent Annuitant is 90.
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                                                               Social Security number     [ | | ]-[ | ]-[ | | | ]
------------------------------------------------------------
Full legal name

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3  Suitability  Complete this information for the contract owner.
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Client's investment objective for this contract is: (select one)

[ ] Preservation of capital   [ ] Income                         [ ] Growth & Income
[ ] Long term growth          [ ] Maximum capital appreciation   [ ] Flexible allocation

Number of dependents                 Total family income $                 Estimated net worth $
                     ---------------                      ----------------                      ---------------
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4  Beneficiary(ies) of Contract Owner  (List additional beneficiaries on a separate sheet. If listing children, use full legal names.)
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                                                                                                                              %
---------------------------------------------------------------------------------------------   ---------------------   -------
Full legal name or trust name* [ ] Primary [ ] Contingent      Relationship to Contract Owner   SSN/TIN
                                                                                                                              %
---------------------------------------------------------------------------------------------   ---------------------   -------
Full legal name or trust name* [ ] Primary [ ] Contingent      Relationship to Contract Owner   SSN/TIN
                                                                                                                              %
---------------------------------------------------------------------------------------------   ---------------------   -------
Full legal name or trust name* [ ] Primary [ ] Contingent      Relationship to Contract Owner   SSN/TIN

------------------------------------------------------------   Date of trust* [ | ] [ | ] [ | ]   Is trust revocable?*
Executor/Trustee name*                                                        Month  Day   Year   [ ] Yes       [ ] No

                                                               *This information is required for trusts.

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5  Type of Contract
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Nonqualified: [ ] Initial Contribution OR [ ] 1035 Exchange

Tax-Qualified (must complete plan type):  [ ] Transfer OR [ ] Rollover

Plan Type (check one):                    [ ] Roth IRA [ ] Traditional IRA

Lincoln Financial Group is the marketing name for Lincoln National Corporation
(LNC) and its affiliates.
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6a Allocation (This section must be completed.)
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Initial minimum: [$25,000]

Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 6b.

If no allocations are specified in Section 6a or 6b, the entire amount will be allocated to the Lincoln VIP Money Market Fund pending instructions from the Contract Owner.

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Please allocate my contribution of:
$                        OR  $
  ----------------------       ----------------------
  Initial contribution         Approximate amount
                               from previous carrier
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INTO THE FUND(S) BELOW Use whole percentages
--------------------------------------------------------------------------------

Preservation of Capital

             % Fixed Account
------------
             % Lincoln VIP Money Market Fund
------------

Income

             % American Century Inflation Protection Fund
------------
             % Delaware VIP Diversified Income Fund
------------
             % Lincoln VIP Bond Fund
------------

Growth & Income

             % American Funds Growth-Income Fund
------------
             % Delaware VIP Value Fund
------------
             % Delaware VIP REIT Series
------------
             % Lincoln VIP Equity-Income Fund
------------
             % Lincoln VIP Global Asset Allocation Fund
------------
             % Lincoln VIP Growth & Income Fund
------------
             % Lincoln VIP Managed Fund
------------
             % MFS VIT Total Return Series
------------
             % Wells Fargo Equity Income Fund
------------

Long Term Growth

             % American Funds Global Growth Fund
------------
             % American Funds Growth Fund
------------
             % American Funds International Fund
------------
             % AllianceBernstein VPS Small Cap Value Portfolio
------------
             % Delaware VIP Small Cap Value Series
------------
             % Fidelity VIP Contrafund Portfolio
------------
             % Fidelity VIP Growth Portfolio
------------
             % Lincoln VIP Capital Appreciation Fund
------------
             % Lincoln VIP International Fund
------------
             % Lincoln VIP Social Awareness Fund
------------
             % Lincoln VIP Special Opportunities Fund
------------
             % MFS VIT Capital Opportunities Series
------------
             % MFS VIT Utilities Series
------------
             % Neuberger Berman AMT Regency Portfolio
------------
             % Scudder VIT Equity 500 Index
------------
             % Wells Fargo Large Company Growth Fund
------------

Maximum Capital Appreciation

             % AllianceBernstein VPS Technology Portfolio
------------
             % Delaware VIP Trend Series
------------
             % Delaware VIP Emerging Markets Fund
------------
             % Lincoln VIP Aggressive Growth Fund
------------
             % Neuberger Berman AMT Mid-Cap Growth Portfolio
------------
             % Scudder VIT Small Cap Index
------------
             % Wells Fargo Small Cap Growth Fund
------------
             % Total (must = 100%)
============
--------------------------------------------------------------------------------

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6b Dollar Cost Averaging (Complete only if electing DCA.)
--------------------------------------------------------------------------------

[$2,000] minimum required in the Holding Account
--------------------------------------------------------------------------------
Total amount to DCA:     OR  $
                               -----------------------
MONTHLY amount to DCA:       $
                               -----------------------
--------------------------------------------------------------------------------
OVER THE FOLLOWING PERIOD:
                               -----------------------
                                   MONTHS (6 to 60)
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FROM THE FOLLOWING HOLDING ACCOUNT (check one):

[ ] [DCA Fixed Account]
[ ] [Lincoln VIP Money Market*]

*The DCA Holding Account and the DCA fund elected cannot be the same.

--------------------------------------------------------------------------------
INTO THE FUND(S) BELOW Use whole percentages
--------------------------------------------------------------------------------

Preservation of Capital

             % Fixed Account
------------
             % Lincoln VIP Money Market Fund
------------

Income

             % American Century Inflation Protection Fund
------------
             % Delaware VIP Diversified Income Fund
------------
             % Lincoln VIP Bond Fund
------------

Growth & Income

             % American Funds Growth-Income Fund
------------
             % Delaware VIP Value Fund
------------
             % Delaware VIP REIT Series
------------
             % Lincoln VIP Equity-Income Fund
------------
             % Lincoln VIP Global Asset Allocation Fund
------------
             % Lincoln VIP Growth & Income Fund
------------
             % Lincoln VIP Managed Fund
------------
             % MFS VIT Total Return Series
------------
             % Wells Fargo Equity Income Fund
------------

Long Term Growth

             % American Funds Global Growth Fund
------------
             % American Funds Growth Fund
------------
             % American Funds International Fund
------------
             % AllianceBernstein VPS Small Cap Value Portfolio
------------
             % Delaware VIP Small Cap Value Series
------------
             % Fidelity VIP Contrafund Portfolio
------------
             % Fidelity VIP Growth Portfolio
------------
             % Lincoln VIP Capital Appreciation Fund
------------
             % Lincoln VIP International Fund
------------
             % Lincoln VIP Social Awareness Fund
------------
             % Lincoln VIP Special Opportunities Fund
------------
             % MFS VIT Capital Opportunities Series
------------
             % MFS VIT Utilities Series
------------
             % Neuberger Berman AMT Regency Portfolio
------------
             % Scudder VIT Equity 500 Index
------------
             % Wells Fargo Large Company Growth Fund
------------

Maximum Capital Appreciation

             % AllianceBernstein VPS Technology Portfolio
------------
             % Delaware VIP Trend Series
------------
             % Delaware VIP Emerging Markets Fund
------------
             % Lincoln VIP Aggressive Growth Fund
------------
             % Neuberger Berman AMT Mid-Cap Growth Portfolio
------------
             % Scudder VIT Small Cap Index
------------
             % Wells Fargo Small Cap Growth Fund
------------
             % Total (must = 100%)
============
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Future contributions will not automatically start a new DCA program.
Instructions must accompany each DCA contribution.
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6c Cross Reinvestment
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To elect this option, please complete the Cross-Reinvestment form (28051MF).

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7 Benefit Options
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Select one: (If no benefit is specified, the default benefit will be the Account
Value Death Benefit.)

Standard
[ ] I/We hereby elect the Account Value Death Benefit option.
[ ] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit./1/
[ ] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit/1/ with the
    Guaranteed Minimum Income Benefit.
[ ] I/We hereby elect the Guaranteed Minimum Income Benefit.

Bonus
[ ] I/We hereby elect the Bonus plus the Enhanced Guaranteed Minimum Death
    Benefit./1/
[ ] I/We hereby elect the Bonus plus the Estate Enhancement Benefit/2/ rider.
[ ] I/We hereby elect the Guaranteed Minimum Income Benefit.

Living Benefit
[ ] I/We hereby elect the Lincoln SmartSecurity(SM) Advantage/3/ - 5-year
    Elective Step-up.
[ ] I/We hereby elect the Lincoln SmartSecurity(SM) Advantage/3/ - 1-year
    Automatic Step-up.

/1/ The Enhancement Guaranteed Minimum Death Benefit may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under the age 81.
/2/ The Estate Enhancement Benefit rider may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 76.
/3/ The Lincoln SmartSecurity(SM) Advantage option is not available with the i4LIFE(SM) Advantage. If the contract is tax-qualified, maximum age is 80.

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8 Automatic Withdrawals
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Note: Withdrawals exceeding 15% of premium payments per contract year may be subject to contingent deferred sales charges. Withdrawal minimum: $50 per distribution/$300 annually. However, if electing Lincoln SmartSecurity(SM) Advantage 5-Year Elective Step-up, the maximum withdrawal amount for the program is 7% without the potential for a greater reduction in the Guaranteed Amount and if electing Lincoln SmartSecurity(SM) Advantage 1-Year Automatic Step-up, the maximum withdrawal amount for the program is 5% without the potential for a greater reduction in the Guaranteed Amount.

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[ ] Please provide me with automatic withdrawals based on            %
                                                          -----------
    (may be between 1-15% of the premium payments, payable as follows:

[ ] Monthly [ ] Quarterly [ ] Semi-annually [ ] Annually

Begin withdrawals in [ | ]       [ | ]      [ | | | ]
                     Month  Day (5, 10, 20)    Year
--------------------------------------------------------------------------------
                                       OR
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[ ] Please provide me with automatic withdrawals of $
                                                     -------

[ ] Monthly [ ] Quarterly [ ] Semi-annually [ ] Annually

Begin withdrawals in [ | ]      [ | ]      [ | | | ]
                     Month Day (5, 10, 20)    Year

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Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

ELECT ONE: [ ] Do withhold taxes Amount to be withheld          % (must be at least 10%)
                                                       ---------
           [ ] Do not withhold taxes

PAYOUT     [ ] Direct deposit [ ] Checking (Attach a "voided" check) OR [ ] Savings
METHOD:    (Attach a deposit slip)

          I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

          ----------------------------------------------------------------------
          Bank name                                        Bank telephone number

           [ ] Send check to address of record
           [ ] Send check to the following alternate address:

          ----------------------------------------------------------------------

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9 Automatic Bank Draft
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---------------------------------------   --------------------------------------
Print account holder name(s) EXACTLY as
shown on bank records

--------------------------------------------------------------------------------
Bank name                                                  Bank telephone number

$
----------------------
Monthly amount           Automatic bank draft start date: [ | ]    [ | ]   [ | ]
                                                          Month Day (1-28) Year

[ ] Checking (Attach a "voided" check) OR [ ] Savings (Attach a deposit slip)

I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.
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10a Telephone/Internet Authorization (Check box if this option is desired.)
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[ ] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and its affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

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10b Electronic Statement Authorization
--------------------------------------------------------------------------------

[ ] I/We hereby authorize and direct Lincoln Life to electronically deliver notifications: contract information/activity, annuity literature, tax information, statements, prospectuses and annual/semi-annual reports.

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E-mail address (If e-mail address is not provided, hard copy notification will be mailed.)

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11 Replacement
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Does the applicant have any existing life policies or annuity contracts?     [ ] Yes   [ ] No
Will the proposed contract replace any existing annuity or life insurance?   [ ] Yes   [ ] No

(Attach a state replacement form if required by the state in which the application is signed.)

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Company name

--------------------------------------------------------------------------------
Plan name                                                         Year issued

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Fraud Warning
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Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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12 Signatures
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All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Multi-Fund(R) 5 and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

---------------------------------------------------------------------------------------
Signed at (city)                        State
                                                                                          Date [ | ] [ | ] [ | ]
                                                                                               Month  Day  Year
-------------------------------------   -----------------------------------------------
Signature of Contract Owner             Joint Contract Owner (if applicable)

---------------------------------------------------------------------------------------
Signed at (city)                        State
                                                                                          Date [ | ] [ | ] [ | ]
                                                                                               Month  Day  Year
---------------------------------------------------------------------------------------
Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

================================================================================
                    FINANCIAL ADVISER MUST COMPLETE PAGE 5.
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THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES
DEALER. Please type or print.
================================================================================

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13 Insurance in Force   Will the proposed contract replace any existing annuity
                        or life insurance contract?
--------------------------------------------------------------------------------

ELECT ONE: [ ] No [ ] Yes   If yes, please list the insurance in force on the
                            life of the proposed Contract Owner(s) and Annuitant(s):

(Attach a state replacement form if required by the state in which the application was signed.)

                                                                      $
--------------------------------------------------------------------------------
Company name                              Year issued                 Amount

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14 Additional Remarks
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15 Dealer Information   Note: Licensing appointment with Lincoln Life is
                              required for this application to be processed. If more than two representatives, please indicate names and percentages in Section 14.
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[ ] [Income4Life(SM) Solution - complete Form 30350MF (nonqualified) or Form
30350Q-MF (qualified)]

-----------------------------------------------   [ | | ] [ | | ]-[ | | | ]
Registered representative's name (print as        Registered representative's telephone number
it appears on NASD licensing)

-----------------------------------------------   [ | | ]-[ | ]-[ | | | ]
SA Code                 PC Code                   Registered representative's SSN

-----------------------------------------------   [ | | ] [ | | ]-[ | | | ]
Registered representative's name (print as        Registered representative's telephone number
it appears on NASD licensing)

-----------------------------------------------   [ | | ]-[ | ]-[ | | | ]
SA Code                 PC Code                   Registered representative's SSN

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16 Representative's Signature
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The representative hereby certifies that he/she witnessed the signature(s) in
Section 12 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or contract delivery. The representative has reviewed the investment objectives and financial needs of the applicant and believes that this product is suitable for addressing those objectives and needs.

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Signature

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                     Send completed application -- with a check made payable to
                     Lincoln Life -- to your investment dealer's home office or to:

[LOGO] Lincoln       Lincoln Life                By Express Mail:   Lincoln Life
Financial Group(R)   P.O. Box 2348                                  Attention: Individual Multi-Fund(R) Operations
                     Fort Wayne, IN 46801-2348                      1300 South Clinton Street
                                                                    Fort Wayne, IN 46802

                     If you have any questions regarding this application, please call Lincoln Life at 800 2LINCOLN.
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